UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 2, 2023

Evergy, Inc.
(Exact Name of Registrant as Specified in Charter)

Missouri	001-38515	82-2733395
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1200 Main Street
Kansas City, Missouri 64105
(Address of Principal Executive Offices, and Zip Code)
(816) 556-2200
Registrant’s Telephone Number, Including Area Code
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Evergy Kansas Central, Inc.
(Exact Name of Registrant as Specified in Charter)

Kansas	001-03523	48-0290150
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
818 South Kansas Avenue
Topeka, Kansas 66612
(Address of Principal Executive Offices, and Zip Code)
(785) 575-6300
Registrant’s Telephone Number, Including Area Code
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Evergy Metro, Inc.
(Exact Name of Registrant as Specified in Charter)

Missouri	000-51873	44-0308720
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1200 Main Street
Kansas City, Missouri 64105
(Address of Principal Executive Offices, and Zip Code)
(816) 556-2200
Registrant’s Telephone Number, Including Area Code
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (
see
General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Evergy, Inc. common stock	EVRG	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This combined Current Report on Form
8-K
is provided by the following registrants: Evergy, Inc. (“Evergy”), Evergy Kansas Central, Inc. (“Evergy Kansas Central”) and Evergy Metro, Inc. (“Evergy Metro”). Information relating to any individual registrant is filed by such registrant solely on its own behalf. Each registrant makes no representation as to information relating exclusively to the other registrants.
Item 1.01. Entry into a Material Definitive Agreement.
On June 2, 2023, Evergy, Evergy Missouri West, Inc., a subsidiary of Evergy, Evergy Metro and Evergy Kansas Central (each a “Borrower” and collectively, the “Borrowers”) entered into a First Amendment to Amended and Restated Credit Agreement (the “First Amendment”) amending the Borrowers’ existing $2.5 billion Amended and Restated Credit Agreement, dated as of August 31, 2021 (the “Credit Facility”), with the several lenders referred party thereto, and Wells Fargo Bank, National Association, as Administrative Agent. The First Amendment extended the maturity date of the Credit Facilit
y for each Extending Lender (as defined in the First Amendment) from August 31, 2026 to August 31, 2027, and reset the number of available maturity extension requests to two. The maturity date of the Credit Facility will remain unchanged for each Lender (as defined in the Credit Facility) who is not an Extending Lender. A
dditionally, the First Amendment amended the Credit Facility to update the benchmark interest rate to a rate based on Term SOFR (as defined in the Credit Facility), add a 10 bps credit spread adjustment for loans that bear interest based on Term SOFR, and make certain other conforming changes. All other material terms and conditions of the Credit Facility were unchanged.
The description above does not purport to be complete and is qualified in its entirety by reference to the provisions in the First Amendment, a copy of which is attached hereto as Exhibit 10.1.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an
Off-Balance
Sheet Arrangement of a Registrant.
The information set forth under Item 1.01 above is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.

Exhibit 10.1	First Amendment to Amended and Restated Credit Agreement, dated as of June 2, 2023, by and among Evergy, Inc., Evergy Metro, Inc., Evergy Missouri West, Inc., and Evergy Kansas Central, Inc., as Borrowers, Wells Fargo Bank, National Association, as administrative agent, and the lenders party thereto.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Evergy, Inc.

/s/ Geoffrey T. Ley
Geoffrey T. Ley
Vice President, Corporate Planning and Treasurer

Evergy Kansas Central, Inc.

/s/ Geoffrey T. Ley
Geoffrey T. Ley
Vice President, Corporate Planning and Treasurer

Evergy Metro, Inc.

/s/ Geoffrey T. Ley
Geoffrey T. Ley
Vice President, Corporate Planning and Treasurer
Date: June 2, 2023